UNITED STATES BANKRUPTCY COURT NORTHERN DISTRICT OF CALIFORNIA

In re: [CASE NAME]	Commerce One, Inc.		Case No.	04-32820

			CHAPTER 11 MONTHLY OPERATING REPORT (GENERAL BUSINESS CASE)
SUMMARY OF FINANCIAL STATUS
	MONTH ENDED:	07/31/05	PETITION DATE:	10/06/04
1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ____ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
	Dollars reported in	$1
2.	Asset and Liability Structure		End of Current Month	End of Prior Month	As of Petition Filing
	a. Current Assets		$13,311,056	$14,018,950
	b. Total Assets		$13,311,056	$14,018,950
	c. Current Liabilities		$207,546	$200,625
	d. Total Liabilities		$7,071,498	$7,036,649
3.	Statement of Cash Receipts & Disbursements for Month		Current Month	Prior Month	Cumulative (Case to Date)
	a. Total Receipts		$36,319	$27,287	$17,845,435
	b. Total Disbursements		$732,401	$366,114	$4,927,436
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)		($696,082)	($338,828)	$12,917,999
	d. Cash Balance Beginning of Month		$13,913,398	$14,252,226	$299,317
	e. Cash Balance End of Month (c + d)		$13,217,316	$13,913,398	$13,217,316
			Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations		($202,386)	($576,643)	$12,138,750
5.	Account Receivables (Pre and Post Petition)		$0	$0
6.	Post-Petition Liabilities		$207,546	$200,625
7.	Past Due Post-Petition Account Payables (over 30 days)		$0	$0
At the end of this reporting month:				Yes	No
8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)				X
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)			X
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?			X
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)			X
12.	Is the estate insured for replacement cost of assets and for general liability?			X
13.	Are a plan and disclosure statement on file?			X
14.	Was there any post-petition borrowing during this reporting period?				X
15.	Check if paid: Post-petition taxes X ; U.S. Trustee Quarterly Fees X Check if filing is current for: Post-petition tax reporting and tax returns: X .
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.
Date: ______	Responsible Individual: _________________________________

STATEMENT OF OPERATIONS (General Business Case)
				For the Month Ended	07/31/05
Current Month
Actual	Forecast	Variance				Cumulative (Case to Date)	Next Month Forecast
				Revenues:
-		-	1	Gross Sales		664,426
		-	2	less: Sales Returns & Allowances		-
-	-	-	3	Net Sales		664,426	-
-		-	4	less: Cost of Goods Sold (Schedule 'B')		-
-	-	-	5	Gross Profit		664,426	-
		-	6	Interest		-
		-	7	Other Income:		-
		-	8			-
		-	9			-
-	-	-	10	Total Revenues		664,426	-
				Expenses:
15,915	30,000	14,085	11	Compensation to Owner(s)/Officer(s)		288,552	30,000
-	-	-	12	Salaries		446,146	-
		-	13	Commissions		-
4,127	5,000	873	14	Contract Labor		142,913	5,000
		-	15	Rent/Lease: Personal Property		-
4,372	3,000	(1,372)	16	Real Property		117,937	3,000
		-	17	Insurance - Health benefits		177,321
		-	18	Management Fees		-
		-	19	Depreciation and Amortization		21,713
1,226	4,000	2,775	20	Taxes: Employer Payroll Taxes		247,142	4,000
		-	21	Real Property Taxes		-
33,824	40,000	6,176	22	Other Taxes		155,338	40,000
-		-	23	Other Selling		83,859
73,991	60,000	(13,991)	24	Other Administrative		1,439,702	60,000
		-	25	Interest		-
		-	26	Other Expenses:		-
		-	27			-
		-	28			-
		-	29			-
		-	30			-
		-	31			-
		-	32			-
		-	33			-
		-	34			-
133,454	142,000	8,546	35	Total Expenses		3,120,623	142,000
(133,454)	(142,000)	8,546	36	Subtotal		(2,456,198)	(142,000)
(100,000)	(100,000)	-	37	Reorganization Items: Professional Fees		(2,072,327)	(100,000)
		-	38	Provisions for Rejected Executory Contracts		-
26,369		26,369	39	Interest Earned on Accumulated Cash from		53,656
9,950				Resulting Chp 11 Case		9,950
		-	40	Gain or (Loss) from Sale of Equipment		15,539,526
(5,250)		5,250	41	U.S. Trustee Quarterly Fees		(15,750)
		-	42	Other Income		1,079,893
(68,931)	(100,000)	31,069	43	Total Reorganization Items		14,594,948	(100,000)
(202,386)	(242,000)	39,614	44	Net Profit (Loss) Before Federal & State Taxes		12,138,750	(242,000)
		-	45	Federal & State Income Taxes
(202,386)	(242,000)	39,614	46	Net Profit (Loss)		12,138,750	(242,000)
Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)
For the Month Ended					07/31/05
	Assets
					From Schedules	Market Value
		Current Assets
1			Cash and cash equivalents - unrestricted			13,217,316
2			Cash and cash equivalents - restricted			42,183
3			Accounts receivable (net)		A	-
4			Inventory		B	-
5			Prepaid expenses			51,557
6			Professional retainers
7			Other:
8
9				Total Current Assets		13,311,056
		Property and Equipment (Market Value)
10			Real property		C	-
11			Machinery and equipment		D	-
12			Furniture and fixtures		D	-
13			Office equipment		D	-
14			Leasehold improvements		D	-
15			Vehicles		D	-
16			Other:		D
17					D
18					D
19					D
20					D
21				Total Property and Equipment		-
		Other Assets
22			Loans to shareholders
23			Loans to affiliates
24
25
26
27
28				Total Other Assets		-
29		Total Assets				13,311,056
		Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
Liabilities and Equity
(General Business Case)

	Liabilities From Schedules
		Post-Petition
			Current Liabilities
30				Salaries and wages
31				Payroll taxes
32				Real and personal property taxes		-
33				Income taxes
34				Sales taxes		715
35				Notes payable (short term)
36				Accounts payable (trade)	A	21,831
37				Real property lease arrearage
38				Personal property lease arrearage
39				Accrued professional fees		185,000
40				Current portion of long-term post-petition debt (due within 12 months)
41				Other:
42
43
44				Total Current Liabilities		207,546
45			Long-Term Post-Petition Debt, Net of Current Portion
46				Total Post-Petition Liabilities		207,546
		Pre-Petition Liabilities (allowed amount)
47				Secured claims	F	7,219
48				Priority unsecured claims	F	164,575
49				General unsecured claims	F	6,692,157
50				Total Pre-Petition Liabilities		6,863,951
51				Total Liabilities		7,071,498
	Equity (Deficit)
52			Retained Earnings/(Deficit) at time of filing			(5,899,191)
53			Capital Stock
54			Additional paid-in capital
55			Cumulative profit/(loss) since filing of case			12,138,750
56			Post-petition contributions/(distributions) or (draws)
57
58			Market value adjustment
59				Total Equity (Deficit)		6,239,559
60	Total Liabilities and Equity (Deficit)					13,311,056

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable
Receivables and Payables Agings			Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days			-	21,831
31-60 Days			-	$0
61-90 Days			-	$0	$0
91+ Days			-	$0
Total accounts receivable/payable			-	$21,831
Allowance for doubtful accounts
Accounts receivable (net)			-
Schedule B Inventory/Cost of Goods Sold
Types and Amount of Inventory(ies)			Cost of Goods Sold
		Inventory(ies) Balance at End of Month	Inventory Beginning of Month
Add -
Retail/Restaurants -			Net purchase
Product for resale			Direct labor
Manufacturing overhead
Distribution -			Freight in
Products for resale			Other:

Manufacturer -
Raw Materials
Work-in-progress			Less -
Finished goods			Inventory End of Month
Shrinkage
Other - Explain			Personal Use

			Cost of Goods Sold		$0
TOTAL		$0

Method of Inventory Control			Inventory Valuation Methods
Do you have a functioning perpetual inventory system?			Indicate by a checkmark method of inventory used.
Yes	No
How often do you take a complete physical inventory?			Valuation methods -
FIFO cost
Weekly			LIFO cost
Monthly			Lower of cost or market
Quarterly			Retail method
Semi-annually			Other
Annually			Explain
Date of last physical inventory was ____________________________________________________________
Date of next physical inventory is __________________________________________________________

Schedule C Real Property
Description		Cost	Market Value

	Total	$0	$0

Schedule D Other Depreciable Assets
Description		Cost	Market Value
Machinery & Equipment -
	Computer Equipment - estimated*	$0	$0

	Total	$0	$0
Furniture & Fixtures -
	Office Furniture and Fixtures - estimated*	$0	$0

	Total	$0	$0
Office Equipment -

	Total	$0	$0
Leasehold Improvements -

	Total	$0	$0
Vehicles -
	Van - estimated	$0	$0

	Total	$0	$0
* Cost of Fixed Assets are estimated based upon taking the June 30, 2004 net fixed asset balance of $118,000 and applying a resonable amount of depreciation

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)
Taxes Payable		0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
	Income Tax Withholding					$0
	FICA - Employee					$0
	FICA - Employer					$0
	Unemployment (FUTA)					$0
	Income	$0	$0	$0	$0	$0
	Other (Attach List)	$0	$0	$0	$0	$0
Total Federal Taxes		$0	$0	$0	$0	$0
State and Local
	Income Tax Withholding					$0
	Unemployment (UT)					$0
	Disability Insurance (DI)					$0
	Empl. Training Tax (ETT)					$0
	Sales	$0	$0	$0	$715	$715
	Excise	$0	$0	$0	$0	$0
	Real property	$0	$0	$0	$0	$0
	Personal property	$0	$0	$0	$0	$0
	Income	$0	$0	$0	$0	$0
	Other (Attach List)	$0	$0	$0	$0	$0
Total State & Local Taxes		$0	$0	$0	$715	$715
Total Taxes		$0	$0	$0	$715	$715
Schedule F Pre-Petition Liabilities
List Total Claims For Each Classification -				Claimed Amount	Allowed Amount (b)
	Secured claims (a)			$377,309	$7,219
	Priority claims other than taxes			$263,503	$2,310
	Priority tax claims			$658,666	$162,265
	General unsecured claims			$35,321,409	$6,692,157
	(a) List total amount of claims even it under secured.
	(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.
Schedule G Rental Income Information Not applicable to General Business Cases
Schedule H Recapitulation of Funds Held at End of Month
		Account 1	Account 2	Account 3	Account 4
Bank
Account Type
Account No.
Account Purpose
Balance, End of Month
Total Funds on Hand for all Accounts		$0
Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS Increase/(Decrease) in Cash and Cash Equivalents
		For the Month Ended	07/31/05
				Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected
2	Cash Received from Sales			-	1,008,761
3	Interest Received			26,369	53,656
4	Borrowings
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions
7	Repatriation of Cash				1,103,884
8	Sale of Assets			9,950	15,522,406
9	Other			-	156,728
10
11
12		Total Cash Receipts		36,319	17,845,435
	Cash Disbursements
13	Payments for Inventory
14	Selling			-	82,757
15	Administrative			188,581	1,398,394
16	Capital Expenditures			-	24,912
17	Principal Payments on Debt			-	-
18	Interest Paid			-	-
	Rent/Lease:				-
19		Personal Property			-
20		Real Property		4,426	121,970
	Amount Paid to Owner(s)/Officer(s)				-
21		Salaries		13,272	167,301
22		Draws		-	-
23		Commissions/Royalties		-	-
24		Expense Reimbursements		-	3,054
25		Other		-	-
26	Salaries/Commissions (less employee withholding)			-	804,155
27	Management Fees				-
	Taxes:
28		Employee Withholding
29		Employer Payroll Taxes		1,226	113,897
30		Real Property Taxes
31		Other Taxes		25,549	147,064
32	Other Cash Outflows:
33		Contractors		5,851	199,283
34		US Trustee		5,250	15,750
35		Professional		488,245	1,848,899
36		Other
37
38		Total Cash Disbursements:		732,401	4,927,436
39	Net Increase (Decrease) in Cash			(696,082)	12,917,999
40	Cash Balance, Beginning of Period			13,913,398	299,317
41	Cash Balance, End of Period			13,217,316	13,217,316

STATEMENT OF CASH FLOWS
(Optional) Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended			07/31/05
	Cash Flows From Operating Activities			Actual Current Month	Cumulative (Case to Date)
1	Cash Received from Sales			-	1,008,761
2	Rent/Leases Collected
3	Interest Received/ Repatriation of Cash/Other			26,369	1,314,268
4	Cash Paid to Suppliers
5	Cash Paid for Selling Expenses			-	82,757
6	Cash Paid for Administrative Expenses			188,581	1,398,394
	Cash Paid for Rents/Leases:
7		Personal Property		4,426	121,970
8		Real Property			-
9	Cash Paid for Interest				-
10	Cash Paid for Net Payroll and Benefits			-	804,155
	Cash Paid to Owner(s)/Officer(s)
11		Salaries		13,272	167,301
12		Draws			-
13		Commissions/Royalties			-
14		Expense Reimbursements		-	3,054
15		Other			-
	Cash Paid for Taxes Paid/Deposited to Tax Acct.
16		Employer Payroll Tax		1,226	113,897
17		Employee Withholdings
18		Real Property Taxes
19		Other Taxes		25,549	147,064
20	Cash Paid for General Expenses			5,851	199,283
21
22
23
24
25
26
27		Net Cash Provided (Used) by Operating Activities before Reorganization Items		(212,536)	(714,846)
	Cash Flows From Reorganization Items
28	Interest Received on Cash Accumulated Due to Chp 11 Case
29	Professional Fees Paid for Services in Connection with Chp 11 Case			488,245	1,848,899
30	U.S. Trustee Quarterly Fees			5,250	15,750
31
32		Net Cash Provided (Used) by Reorganization Items		(493,495)	(1,864,649)
33	Net Cash Provided (Used) for Operating Activities and Reorganization Items			(706,031)	(2,579,495)
	Cash Flows From Investing Activities
34	Capital Expenditures			-	24,912
35	Proceeds from Sales of Capital Goods due to Chp 11 Case			9,950	15,522,406
36
37		Net Cash Provided (Used) by Investing Activities		9,950	15,497,494
	Cash Flows From Financing Activities
38	Net Borrowings (Except Insiders)
39	Net Borrowings from Shareholders, Partners, or Other Insiders
40	Capital Contributions
41	Principal Payments
42
43		Net Cash Provided (Used) by Financing Activities		-	-
44	Net Increase (Decrease) in Cash and Cash Equivalents			(696,082)	12,917,999
45	Cash and Cash Equivalents at Beginning of Month			13,913,398	299,317
46	Cash and Cash Equivalents at End of Month			13,217,316	13,217,316

Payments been made to officers, insiders, shareholders, relatives

	Salaries	Reimbursed Expense	Total
Paul Warenski	11,835.00		11,835.00
Peter Seidenberg	4,080.00		4,080.00
Total	15,915.00	-	15,915.00

Payments been made to court approved professionals

Total
Murray & Murray PC	304,893.00
Wilson Sonsini Goodrich & Rosati PC	104,647.72
White & Case LLP	78,704.59

Total	488,245.31